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                                  Exhibit 10.30

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

          This Amendment to Employment Agreement dated as of March 27, 2002 (the "Amendment"), by and between Closure Medical Corporation (formerly known as Tri-Point Medical Corporation), a Delaware corporation ("Closure") and Robert V. Toni (the "Employee").

                                   WITNESSETH:

     WHEREAS, Closure and the Employee are all of the parties to that certain Employment Agreement dated as of May 31, 1996 (the "Employment Agreement") and desire to amend the Employment Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto do hereby agree as follows (capitalized terms used but not defined herein have the meanings ascribed to such terms in the Employment Agreement):

1.   Amendment to the Employment Agreement. The second sentence of Section 1.1
     -------------------------------------
is hereby amended by replacing "sixty (60) days" with "thirty (30) days".

2.   Miscellaneous.
     -------------

     (a) The laws of the State of North Carolina shall govern the validity, interpretation, construction, performance, and enforcement of this Amendment, excluding the choice of laws provisions of the State of North Carolina.

     (b) Except as modified herein, all other terms and provisions of the Employment Agreement (including the Exhibits thereto) are unchanged and remain in full force and effect.

     (c) The captions contained in this Amendment are for convenience of reference only, shall not be given meaning and do not form a part of this Amendment.

     (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment shall become effective when each party to this Amendment shall have received a counterpart hereof signed by the other party to this Amendment.

     (e) This Amendment shall be binding upon any permitted assignee, transferee, successor or assign to any of the parties hereto.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized representatives as of the date first written above.

                                            CLOSURE MEDICAL CORPORATION


                                            By: /s/ Benny Ward
                                               ---------------------------------
                                            Name: Benny Ward
                                            Title:   V.P. of Finance and CFO



                                            /s/ Robert V. Toni
                                            ------------------------------------
                                            Robert V. Toni